CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

DERIVED INFORMATION   1/14/05

$580,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

$580,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2005-1

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s)
A-1	-	420,000,000	I	Senior/Adj	libor + [ ]%	[2.1]	AAA/Aaa
A-2	105,000,000	-	I	Senior/Adj	libor + [ ]%	[2.1]	AAA/Aaa
A-3	299,000,000	-	II	Senior/Adj	libor + [ ]%	[2.1]	AAA/Aaa
A-IO-1	Notional (4)	-	I & II	Variable IO	(6)	N/A	AAA/Aaa
M-1	34,500,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.6]	AA+/Aa1
M-2	31,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.4]	AA/Aa2
M-3	20,500,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.3]	AA/Aa3
M-4	17,500,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.3]	AA-/A1
M-5	15,500,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.2]	A+/A2
M-6	15,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.2]	A/A3
M-7	13,500,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.2]	A-/Baa1
B-1	11,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.2]	BBB+/Baa2
B-2	10,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.1]	BBB/Baa3
B-3	7,500,000	-	I & II	Subordinate/Adj	libor + [ ]%	[3.9]	BBB-/---
Total	580,000,000	420,000,000

Non-offered Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s)
A-IO-2	Notional (5)	-	I & II	Variable IO	(7)	N/A	AAA/Aaa
R (3)	50	-	II	Residual	libor + [ ]%	N/A	AAA/---
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) in the first month of the life of the mortgage loans, which then increases by approximately 1.67% CPR in each of the following 11 months.  In month 12, and thereafter, 100% PPC for the fixed rate collateral assumes 23.00% CPR.  100% PPC for the adjustable rate loans assumes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.   The bonds are priced to call at 100% of the PPC and assuming one-month libor and six-month libor are 2.50% and 2.87%, respectively.  The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 25.00% of the sum of the Class A-1, Class A-2 and Class A-3 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 18) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [5.60%] and (b) the excess, if any, of 8.00% less one-month libor, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [2.40%] over one-month libor.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicers:	Wells Fargo Bank, N.A. (approx 55.0% - 68.5%), Select Portfolio Servicing (approx 11.0% - 24.5%), Ocwen Federal Bank, FSB (approx 20.5%).
Trustee:	TBA
Loss Mitigation Advisor:	MurrayHill
Cut-off Date:	On or about January 1, 2005 for the initial Mortgage Loans.
Investor Settlement:	On or about [January 31, 2005], Closing Date [January 28, 2005]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in February 2005.
Accrual Period:

For any class of Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO-1 Certificates), the closing date, and with respect to the Class A-IO-1 Certificates, January 25, 2005) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, and Class B-2 Certificates are expected to be rated by S&P and Moody’s. The Class B-3 Certificates are expected to be rated by S&P.

Class A:

  AAA/Aaa

Class M-1:

  AA+/Aa1

Class M-2:

  AA/Aa2

Class M-3:

  AA/Aa3

Class M-4:

  AA-/A1

Class M-5:

  A+/A2

Class M-6:

  A/A3

Class M-7:

  A-/Baa1

Class B-1:

  BBB+/Baa2

Class B-2:

  BBB/Baa3

Class B-3:

  BBB-/---

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 10.0% - 15.0%
Capitalized Interest Acct:	TBD

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Offered Certificates:	The Class A-1, Class A-2, Class A-3, Class A-IO-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates
ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-3, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance, and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month libor for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [5.60%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month libor for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [2.40%] over one-month libor for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 1 Senior Net Funds Cap:

For any Distribution Date and the Class A-1 and Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class A-3 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Group 1 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due to the Class A-1 and Class A-2 Certificates on that Distribution date by the sum of the Class Principal Balances of the Class A-1 and Class A-2 Certificates immediately prior to that Distribution Date; and (2)(X) the Group 2 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-3 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-3 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the sum of the Class A-1 and Class A-2 Certificates and (II) the Class A-3 Certificates, respectively and (bb) 25.00%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Group 1 Senior Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the sum of the Class Principal Balances of the Class A-1 and Class A-2 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-3 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2, Class A-3, and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount: Principal Remittance Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior

Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, and (6) regarding the April 2005 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Loan Group 1 Senior Class Interest Rate Cap Agreement

Under the Loan Group 1 Senior Class Interest Rate Cap Agreement, the counterparty may be required to make a cap payment to the trust on each interest rate cap payment date.  The first and last interest rate cap payment dates occur in March 2005 and December 2006, respectively. Amounts paid under the Loan Group 1 Senior Class Interest Rate Cap Agreement will be available to cover any basis risk shortfall owing to the Class A-1 and Class A-2 Certificates.

Loan Group 2 Senior Class Interest Rate Cap Agreement

Under the Loan Group 2 Senior Class Interest Rate Cap Agreement, the counterparty may be required to make a cap payment to the trust on each interest rate cap payment date.  The first and last interest rate cap payment dates occur in March 2005 and January 2007, respectively. Amounts paid under the Loan Group 2 Senior Class Interest Rate Cap Agreement will be available to cover any basis risk shortfall owing to the Class A-3 Certificates.

Mezzanine & Subordinate Class Interest Rate Cap Agreement

Under the Mezzanine & Subordinate Class Interest Rate Cap Agreement, the counterparty may be required to make a cap payment to the trust on each interest rate cap payment date.  The first and last interest rate cap payment dates occur in March 2005 and January 2007, respectively. Amounts paid under the Mezzanine & Subordinate Class Interest Rate Cap Agreement will be available to cover any basis risk shortfall owing to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	17.60%	19.05%	38.10%
M-1	14.15%	15.60%	31.20%
M-2	11.05%	12.50%	25.00%
M-3	9.00%	10.45%	20.90%
M-4	7.25%	8.70%	17.40%
M-5	5.70%	7.15%	14.30%
M-6	4.20%	5.65%	11.30%
M-7	2.85%	4.30%	8.60%
B-1	1.75%	3.20%	6.40%
B-2	0.75%	2.20%	4.40%
B-3	0.00%	1.45%	2.90%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.45]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [2.90]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in February 2008 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 38.10%.
Trigger Event:

A Trigger Event will occur for any Distribution Date on or after the Distribution Date in February 2008 if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [39.5%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
February 2008 – January 2009	[2.75%]*
February 2009 – January 2010	[4.25%]*
February 2010 – January 2011	[5.50%]*
February 2011 – January 2012	[6.15%]*
February 2012 and thereafter	[6.25%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month Libor:	Telerate Page 3750.
Delinquent Loan Substitution: Overcollateralization Commencement Date:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on February 28, 2005, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Either (i) the April 2005 Distribution Date or (ii) the March 2005 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on February 28, 2005.

Group Allocation Amount: Distributions to Certificateholders

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (2) above, if any;

5.

Concurrently, to the Class A, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 and Class A-2 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 and Class A-2 Certificates from the Interest Remittance Amount of the loan group 2 loans and (b) interest amounts distributed to Class A-3, Class A-IO-1 and Class A-IO-2 Certificates are allocated from the Interest Remittance Amount of the loan group 2 loans prior to amounts being paid to such classes from the Interest Remittance Amount of loan group 1 loans;

6.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

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           CREDIT SUISSE FIRST BOSTON

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10.

To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class M-7 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

16.   For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class A-1 and Class A-2 Certificates (allocated as described below*), and then to (y) the Class A-3 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; and

2.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)

the Class R Certificates, and then to (y) the Class A-3 Certificates, and then to (z) the Class A-1 and Class A-2 Certificates (allocated as described below*), until the respective Class Principal Balance of such classes has been reduced to zero; and

3.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

4. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class A-1 and the Class A-2 Certificates (allocated as described below*), and then to (y) the Class A-3 Certificates, the Group 1 Allocation Amount, until the respective Class Principal Balances are reduced to zero; and

2.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)

the Class A-3 Certificates, and then to (y) the Class A-1 and Class A-2 Certificates  (allocated as described below*), the Group 2 Allocation Amount, until the respective Class Principal Balances are reduced to zero;

3.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

4. For application as part of each month’s excess cash flow.

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IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 8) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to

(x) the Class A-1 and Class A-2 Certificates (allocated as described below*) and then to (y) the Class A-3 Certificates, the Group 1 Excess Interest Amount, until the respective Class Principal Balances have been reduced to zero; and

(ii) sequentially, first to (x) the Class A-3 Certificates, and then to (y) the Class A-1 and Class A-2 Certificates (allocated as described below*), until the respective Class Principal Balances have been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class M-7 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;

    (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;
6. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; 7. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class;
8. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class;

9.

To the Class M-7 Certificates, any unpaid realized loss amounts for such Class;

10.

To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

11.

To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

12.  To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

13. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;**

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14.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

15.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

16.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

17.

To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

18.

To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

19.

To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

20.

To the Class M-7 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

21.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

22.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

23.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

24.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

25. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 26. To the Class R Certificates, any remaining amount.

*

If prior to the February 2008 Distribution Date and cumulative collateral losses are less than [2.75%] of the Maximum Pool Balance, then amounts allocable to the Class A-1 and Class A-2 Certificates shall be distributed pro-rata, ELSE if on or after the February 2008 Distribution Date and no Trigger Event is in effect, then amounts allocable to the Class A-1 and Class A-2 Certificates shall be distributed pro-rata, ELSE amounts allocable to the Class A-1 and Class A-2 Certificates shall be distributed sequentially.

**

Distributions pursuant to line items 13 through 23 in the excess cashflow waterfall (above) on any distribution date will be made after giving effect to withdrawals from the Interest Rate Cap Accounts to pay Basis Risk Shortfalls to the related Certificates on such date.

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BOND SUMMARY

To Call

Class A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.2	2.9	2.1	1.5	1.2	1.1
First Pay (Month/Year)	Feb05	Feb05	Feb05	Feb05	Feb05	Feb05
Last Pay (Month/Year)	Apr17	Mar13	Dec10	Aug09	Jul07	Jan07

Class A-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.2	2.8	2.1	1.5	1.2	1.1
First Pay (Month/Year)	Feb05	Feb05	Feb05	Feb05	Feb05	Feb05
Last Pay (Month/Year)	Apr17	Mar13	Dec10	Aug09	Jul07	Jan07

Class M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.6	4.6	2.7	2.0
First Pay (Month/Year)	Dec08	Apr08	Nov08	Aug09	Jul07	Jan07
Last Pay (Month/Year)	Apr17	Mar13	Dec10	Aug09	Nov07	Feb07

Class M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.4	4.4	3.1	2.2
First Pay (Month/Year)	Dec08	Mar08	Aug08	Mar09	Nov07	Feb07
Last Pay (Month/Year)	Apr17	Mar13	Dec10	Aug09	Jul08	Apr07

Class M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.3	4.1	3.5	2.4
First Pay (Month/Year)	Dec08	Mar08	Jun08	Nov08	Jul08	Apr07
Last Pay (Month/Year)	Apr17	Mar13	Dec10	Aug09	Jul08	Jul07

Class M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.3	3.9	3.5	2.6
First Pay (Month/Year)	Dec08	Mar08	May08	Sep08	Jul08	Jul07
Last Pay (Month/Year)	Apr17	Mar13	Dec10	Aug09	Jul08	Aug07

Class M-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.2	3.8	3.5	2.6
First Pay (Month/Year)	Dec08	Feb08	May08	Jul08	Jul08	Aug07
Last Pay (Month/Year)	Apr17	Mar13	Dec10	Aug09	Jul08	Aug07

Class M-6	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.2	3.7	3.5	2.6
First Pay (Month/Year)	Dec08	Feb08	Apr08	Jun08	Jul08	Aug07
Last Pay (Month/Year)	Apr17	Mar13	Dec10	Aug09	Jul08	Aug07

Class M-7	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.2	3.7	3.5	2.6
First Pay (Month/Year)	Dec08	Feb08	Mar08	May08	Jul08	Aug07
Last Pay (Month/Year)	Apr17	Mar13	Dec10	Aug09	Jul08	Aug07

Class B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.2	3.6	3.4	2.6
First Pay (Month/Year)	Dec08	Feb08	Mar08	Apr08	May08	Aug07
Last Pay (Month/Year)	Apr17	Mar13	Dec10	Aug09	Jul08	Aug07

Class B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.0	5.4	4.1	3.6	3.3	2.6
First Pay (Month/Year)	Dec08	Feb08	Feb08	Mar08	Apr08	Aug07
Last Pay (Month/Year)	Apr17	Mar13	Dec10	Aug09	Jul08	Aug07

Class B-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.6	5.1	3.9	3.4	3.2	2.6
First Pay (Month/Year)	Dec08	Feb08	Feb08	Feb08	Mar08	Aug07
Last Pay (Month/Year)	Aug16	Oct12	Aug10	May09	May08	Aug07

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To Maturity

Class A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.5	3.1	2.3	1.6	1.2	1.1
First Pay (Month/Year)	Feb05	Feb05	Feb05	Feb05	Feb05	Feb05
Last Pay (Month/Year)	Nov29	May23	Jan19	Dec15	Jul07	Jan07

Class A-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.5	3.1	2.2	1.6	1.2	1.1
First Pay (Month/Year)	Feb05	Feb05	Feb05	Feb05	Feb05	Feb05
Last Pay (Month/Year)	Aug29	Dec22	Jul18	Jun15	Jul07	Jan07

Class M-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.8	6.0	5.0	5.6	2.7	2.0
First Pay (Month/Year)	Dec08	Apr08	Nov08	Oct09	Jul07	Jan07
Last Pay (Month/Year)	Jun26	Feb20	May16	Oct13	Nov07	Feb07

Class M-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.8	6.0	4.8	4.8	4.6	2.2
First Pay (Month/Year)	Dec08	Mar08	Aug08	Mar09	Nov07	Feb07
Last Pay (Month/Year)	Aug25	Aug19	Oct15	May13	Oct13	Apr07

Class M-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.8	5.9	4.7	4.4	5.7	2.4
First Pay (Month/Year)	Dec08	Mar08	Jun08	Nov08	Jan10	Apr07
Last Pay (Month/Year)	Sep24	Oct18	Mar15	Nov12	Jul11	Jul07

Class M-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.7	5.9	4.7	4.2	4.7	2.6
First Pay (Month/Year)	Dec08	Mar08	May08	Sep08	May09	Jul07
Last Pay (Month/Year)	Nov23	Mar18	Sep14	Jul12	Dec10	Oct07

Class M-5	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.7	5.9	4.6	4.1	4.3	2.8
First Pay (Month/Year)	Dec08	Feb08	May08	Jul08	Jan09	Oct07
Last Pay (Month/Year)	Jan23	Jul17	Apr14	Feb12	Aug10	Jan08

Class M-6	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.6	5.8	4.5	4.0	4.0	5.4
First Pay (Month/Year)	Dec08	Feb08	Apr08	Jun08	Sep08	Jan08
Last Pay (Month/Year)	Feb22	Nov16	Sep13	Sep11	Apr10	Feb12

Class M-7	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.5	5.7	4.4	3.9	3.7	4.5
First Pay (Month/Year)	Dec08	Feb08	Mar08	May08	Jul08	Mar09
Last Pay (Month/Year)	Jan21	Jan16	Feb13	Mar11	Nov09	Jan10

Class B-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.4	5.6	4.3	3.7	3.5	3.9
First Pay (Month/Year)	Dec08	Feb08	Mar08	Apr08	May08	Oct08
Last Pay (Month/Year)	Nov19	Feb15	May12	Sep10	Jun09	Mar09

Class B-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	8.1	5.4	4.2	3.6	3.4	3.6
First Pay (Month/Year)	Dec08	Feb08	Feb08	Mar08	Apr08	Jun08
Last Pay (Month/Year)	Jun18	Jan14	Aug11	Jan10	Dec08	Oct08

Class B-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.6	5.1	3.9	3.4	3.2	3.3
First Pay (Month/Year)	Dec08	Feb08	Feb08	Feb08	Mar08	Apr08
Last Pay (Month/Year)	Aug16	Oct12	Aug10	May09	May08	Jun08

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Effective Collateral Net WAC – Class A-2

                                   Spot Libor                                                                        Stressed Libor

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)
1	7.08%	37	7.73%	73	7.64%	1	7.08%	37	10.10%	73	10.84%
2	7.08%	38	8.26%	74	8.46%	2	10.00%	38	10.78%	74	11.98%
3	6.40%	39	7.72%	75	7.64%	3	10.00%	39	10.08%	75	10.81%
4	6.61%	40	7.98%	76	7.89%	4	10.00%	40	10.56%	76	11.15%
5	6.40%	41	7.72%	77	7.63%	5	10.00%	41	10.62%	77	10.78%
6	6.62%	42	7.97%	78	7.88%	6	10.00%	42	10.98%	78	11.13%
7	6.41%	43	7.71%	79	7.62%	7	10.00%	43	10.90%	79	10.75%
8	6.41%	44	7.71%	80	7.62%	8	10.00%	44	10.89%	80	10.73%
9	6.62%	45	7.96%	81	7.87%	9	10.00%	45	11.24%	81	11.08%
10	6.41%	46	7.70%	82	7.61%	10	10.00%	46	10.92%	82	10.70%
11	6.63%	47	7.96%	83	7.87%	11	10.00%	47	11.44%	83	11.04%
12	6.42%	48	7.70%	84	7.61%	12	10.00%	48	11.07%	84	10.67%
13	6.42%	49	7.70%	85	7.61%	13	10.00%	49	11.10%	85	10.65%
14	7.11%	50	8.52%	86	8.13%	14	10.00%	50	12.27%	86	11.37%
15	6.43%	51	7.69%	87	7.60%	15	10.00%	51	11.07%	87	10.62%
16	6.64%	52	7.94%	88	7.85%	16	10.00%	52	11.42%	88	10.95%
17	6.43%	53	7.69%			17	10.00%	53	11.09%
18	6.65%	54	7.94%			18	10.00%	54	11.46%
19	6.44%	55	7.68%			19	10.00%	55	11.07%
20	6.44%	56	7.68%			20	10.00%	56	11.06%
21	6.65%	57	7.93%			21	10.00%	57	11.41%
22	6.65%	58	7.67%			22	10.00%	58	11.03%
23	7.43%	59	7.94%			23	10.00%	59	11.41%
24	7.19%	60	7.68%			24	7.60%	60	11.03%
25	7.63%	61	7.68%			25	8.36%	61	11.01%
26	8.44%	62	8.50%			26	9.24%	62	12.17%
27	7.62%	63	7.67%			27	8.34%	63	10.98%
28	7.87%	64	7.92%			28	8.77%	64	11.33%
29	7.62%	65	7.67%			29	8.85%	65	10.96%
30	7.87%	66	7.92%			30	9.16%	66	11.31%
31	7.61%	67	7.66%			31	9.15%	67	10.93%
32	7.61%	68	7.66%			32	9.15%	68	10.91%
33	7.86%	69	7.91%			33	9.45%	69	11.26%
34	7.61%	70	7.65%			34	9.29%	70	10.88%
35	7.96%	71	7.90%			35	10.10%	71	11.24%
36	7.73%	72	7.65%			36	9.81%	72	10.86%

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 2.87%; run at the Pricing Scenario (to call). Net WAC indicates the weighted - average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue. The rate displayed is adjusted for the actual number of days in the accrual period (and thus represented in an actual/360 accrual basis).

(2) Achieved assuming one-month LIBOR and each adjustable rate Mortgage Loan index increases to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the weighted-average mortgage interest rate of the Mortgage Loans, adjusted to include amounts paid under the Loan Group 1 Senior Class Interest Rate Cap, less the sum of the rate at which the deal fees accrue. The rate displayed is adjusted for the actual number of days in the accrual period (and thus represented in an actual/360 accrual basis).

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Effective Collateral Net WAC – Class A-3

                                   Spot Libor                                                                        Stressed Libor

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)
1	7.08%	37	7.77%	73	7.69%	1	7.08%	37	10.27%	73	10.82%
2	7.08%	38	8.31%	74	8.51%	2	8.00%	38	11.04%	74	11.96%
3	6.40%	39	7.77%	75	7.68%	3	8.00%	39	10.32%	75	10.78%
4	6.61%	40	8.02%	76	7.93%	4	8.00%	40	10.75%	76	11.13%
5	6.40%	41	7.76%	77	7.67%	5	8.00%	41	10.86%	77	10.75%
6	6.61%	42	8.02%	78	7.93%	6	8.00%	42	11.21%	78	11.09%
7	6.40%	43	7.76%	79	7.67%	7	8.00%	43	10.99%	79	10.72%
8	6.40%	44	7.75%	80	7.66%	8	8.00%	44	11.00%	80	10.71%
9	6.65%	45	8.01%	81	7.91%	9	8.00%	45	11.35%	81	11.05%
10	6.44%	46	7.75%	82	7.66%	10	8.00%	46	10.99%	82	10.67%
11	6.66%	47	8.00%	83	7.91%	11	8.00%	47	11.48%	83	11.01%
12	6.44%	48	7.74%	84	7.65%	12	8.00%	48	11.10%	84	10.64%
13	6.44%	49	7.74%	85	7.65%	13	8.00%	49	11.08%	85	10.62%
14	7.13%	50	8.57%	86	8.17%	14	8.00%	50	12.26%	86	11.34%
15	6.44%	51	7.74%	87	7.64%	15	8.00%	51	11.06%	87	10.59%
16	6.66%	52	7.99%	88	7.89%	16	8.00%	52	11.41%	88	10.92%
17	6.45%	53	7.73%			17	8.00%	53	11.07%
18	6.66%	54	7.98%			18	8.00%	54	11.43%
19	6.45%	55	7.72%			19	8.00%	55	11.04%
20	6.56%	56	7.72%			20	8.00%	56	11.03%
21	6.77%	57	7.98%			21	8.00%	57	11.38%
22	6.68%	58	7.73%			22	8.00%	58	11.03%
23	7.49%	59	7.99%			23	8.00%	59	11.38%
24	7.25%	60	7.73%			24	8.00%	60	11.00%
25	7.67%	61	7.72%			25	8.36%	61	10.98%
26	8.48%	62	8.55%			26	9.32%	62	12.14%
27	7.66%	63	7.72%			27	8.44%	63	10.95%
28	7.91%	64	7.97%			28	8.82%	64	11.30%
29	7.65%	65	7.71%			29	8.96%	65	10.93%
30	7.90%	66	7.96%			30	9.25%	66	11.28%
31	7.65%	67	7.70%			31	9.24%	67	10.90%
32	7.64%	68	7.70%			32	9.31%	68	10.88%
33	7.90%	69	7.95%			33	9.62%	69	11.23%
34	7.64%	70	7.69%			34	9.42%	70	10.85%
35	8.04%	71	7.95%			35	10.33%	71	11.20%
36	7.77%	72	7.69%			36	9.99%	72	10.83%

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 2.87%; run at the Pricing Scenario (to call). Net WAC indicates the weighted - average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

(2) Achieved assuming one-month LIBOR and each adjustable rate Mortgage Loan index increases to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the weighted-average mortgage interest rate of the Mortgage Loans, adjusted to include amounts paid under the Mezzanine & Subordinate Class Interest Rate Cap, less the sum of the rate at which the deal fees accrue. The rate displayed is adjusted for the actual number of days in the accrual period (and thus represented in an actual/360 accrual basis).

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Effective Collateral Net WAC – Mezzanine & Subordinate Classes

                                   Spot Libor                                                                        Stressed Libor

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	7.08%	41	7.73%	81	7.89%	1	7.08%	41	10.71%	81	11.06%
2	7.08%	42	7.99%	82	7.63%	2	8.00%	42	11.06%	82	10.69%
3	6.40%	43	7.73%	83	7.88%	3	8.00%	43	10.93%	83	11.03%
4	6.61%	44	7.73%	84	7.62%	4	8.00%	44	10.93%	84	10.66%
5	6.40%	45	7.98%	85	7.62%	5	8.00%	45	11.28%	85	10.64%
6	6.62%	46	7.72%	86	8.14%	6	8.00%	46	10.94%	86	11.36%
7	6.41%	47	7.98%	87	7.61%	7	8.00%	47	11.45%	87	10.61%
8	6.41%	48	7.72%	88	7.86%	8	8.00%	48	11.08%	88	10.94%
9	6.64%	49	7.71%			9	8.00%	49	11.09%
10	6.42%	50	8.54%			10	8.00%	50	12.27%
11	6.64%	51	7.71%			11	8.00%	51	11.06%
12	6.43%	52	7.96%			12	8.00%	52	11.42%
13	6.43%	53	7.70%			13	8.00%	53	11.09%
14	7.12%	54	7.96%			14	8.00%	54	11.45%
15	6.43%	55	7.70%			15	8.00%	55	11.06%
16	6.65%	56	7.69%			16	8.00%	56	11.05%
17	6.43%	57	7.95%			17	8.00%	57	11.40%
18	6.65%	58	7.69%			18	8.00%	58	11.03%
19	6.44%	59	7.96%			19	8.00%	59	11.40%
20	6.48%	60	7.70%			20	8.00%	60	11.01%
21	6.70%	61	7.69%			21	8.00%	61	11.00%
22	6.66%	62	8.52%			22	8.00%	62	12.16%
23	7.45%	63	7.69%			23	8.00%	63	10.97%
24	7.21%	64	7.94%			24	8.00%	64	11.32%
25	7.64%	65	7.68%			25	8.36%	65	10.95%
26	8.46%	66	7.94%			26	9.27%	66	11.30%
27	7.63%	67	7.68%			27	8.38%	67	10.92%
28	7.88%	68	7.67%			28	8.79%	68	10.90%
29	7.63%	69	7.93%			29	8.89%	69	11.25%
30	7.88%	70	7.67%			30	9.19%	70	10.87%
31	7.62%	71	7.92%			31	9.19%	71	11.22%
32	7.62%	72	7.66%			32	9.21%	72	10.85%
33	7.87%	73	7.66%			33	9.51%	73	10.83%
34	7.62%	74	8.48%			34	9.34%	74	11.97%
35	7.99%	75	7.65%			35	10.18%	75	10.80%
36	7.75%	76	7.90%			36	9.87%	76	11.14%
37	7.74%	77	7.65%			37	10.16%	77	10.77%
38	8.27%	78	7.90%			38	10.88%	78	11.11%
39	7.74%	79	7.64%			39	10.16%	79	10.74%
40	7.99%	80	7.64%			40	10.63%	80	10.72%

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 2.87%; run at the Pricing Scenario (to call). Net WAC indicates the weighted - average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

(2) Achieved assuming one-month LIBOR and each adjustable rate Mortgage Loan index increases to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the weighted-average mortgage interest rate of the Mortgage Loans, adjusted to include amounts paid under the Mezzanine & Subordinate Class Interest Rate Cap, less the sum of the rate at which the deal fees accrue. The rate displayed is adjusted for the actual number of days in the accrual period (and thus represented in an actual/360 accrual basis).

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

HEAT 2005-1 Forward Libor
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1
14
27
40
53
66
79
92
105
118
131
144
157
170
183
196
209
222
235
248
261
274
287
300
313
326
339
352
Period
1m libor
6m libor

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Interest Rate Cap Agreements

On the Closing Date, the Trustee will enter into Interest Rate Cap Agreements with [ ] (the “Counterparty”) for the benefit of the Loan Group 1 Senior Classes, the Loan Group 2 Senior Classes and the Class M and Class B Certificates, respectively.

On each Distribution Date, payments under the Interest Rate Cap Agreements will be made based on (i) an amount equal the lesser of (a) the Notional Balance set forth in the related tables below and (b) the outstanding certificate principal of the related Certificates immediately preceding that Distribution Date and (ii) the Strike Rates set forth in the tables below.

In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when One-Month Libor exceeds the related Strike Rates beginning with the Distribution Date in March 2005.

Such payments will be capped at their related maximum amount when One-Month Libor equals or exceeds the related Ceiling Rate. The Interest Rate Cap Agreement related to the Loan Group 1 Senior Classes will terminate after the Distribution Date in December 2006.   The Interest Rate Cap Agreement related to the Loan Group 2 Senior Classes and the Mezzanine & Subordinate Classes will terminate after the Distribution Date in January 2007.

Any amounts received by the trustee under the Interest Rate Cap Agreements will be deposited to an account established by the trustee (the “Loan Group 1 Senior Class Interest Rate Cap Account,” the “Loan Group 2 Senior Class Interest Rate Cap Account,” and the “Mezzanine & Subordinate Class Interest Rate Cap Account”).

Amounts on deposit in the Interest Rate Cap Account, if any, will be available on any distribution date to pay any Basis Risk Shortfall to the related Certificates, prior to giving effect to (x) any withdrawals from the Basis Risk Reserve Fund and (y) amounts available to be paid in respect of Basis Risk Shortfalls in the excess cashflow waterfall on such distribution date (pages 10 and 11).

Amounts paid under the Interest Rate Cap Agreements not used on the related distribution date to cover Basis Risk Shortfalls to the related Certificates will be released to the Class X Certificateholders.

Loan Group 1 Senior Class Interest Rate Cap

	Distribution	Notional	Strike	Ceiling
Period	Month	Balance ($)	Rate (%)	Rate (%)
1	Feb-05	-	-	-
2	Mar-05	518,360,000	6.86%	9.78%
3	Apr-05	510,650,000	6.18%	9.78%
4	May-05	501,860,000	6.39%	9.78%
5	Jun-05	492,040,000	6.18%	9.78%
6	Jul-05	481,220,000	6.40%	9.78%
7	Aug-05	469,440,000	6.19%	9.78%
8	Sep-05	456,730,000	6.19%	9.78%
9	Oct-05	443,140,000	6.40%	9.78%
10	Nov-05	428,760,000	6.19%	9.78%
11	Dec-05	413,830,000	6.41%	9.78%
12	Jan-06	398,960,000	6.20%	9.78%
13	Feb-06	384,180,000	6.20%	9.78%
14	Mar-06	369,830,000	6.89%	9.78%
15	Apr-06	355,890,000	6.21%	9.78%
16	May-06	342,360,000	6.42%	9.78%
17	Jun-06	329,220,000	6.21%	9.78%
18	Jul-06	316,460,000	6.43%	9.78%
19	Aug-06	304,070,000	6.22%	9.78%
20	Sep-06	292,040,000	6.22%	9.78%
21	Oct-06	278,390,000	6.44%	9.78%
22	Nov-06	259,600,000	6.55%	9.78%
23	Dec-06	241,690,000	7.63%	9.78%

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Loan Group 2 Senior Class Interest Rate Cap

	Distribution	Notional	Strike	Ceiling
Period	Month	Balance ($)	Rate (%)	Rate (%)
1	Feb-05	-	-	-
2	Mar-05	295,060,000	6.85%	7.77%
3	Apr-05	290,500,000	6.17%	7.77%
4	May-05	285,330,000	6.38%	7.77%
5	Jun-05	279,580,000	6.17%	7.77%
6	Jul-05	273,250,000	6.38%	7.77%
7	Aug-05	266,360,000	6.17%	7.77%
8	Sep-05	258,940,000	6.17%	7.77%
9	Oct-05	251,070,000	6.43%	7.77%
10	Nov-05	242,800,000	6.21%	7.77%
11	Dec-05	234,260,000	6.43%	7.77%
12	Jan-06	225,800,000	6.21%	7.77%
13	Feb-06	217,420,000	6.21%	7.77%
14	Mar-06	209,290,000	6.90%	7.77%
15	Apr-06	201,400,000	6.25%	7.77%
16	May-06	193,740,000	6.46%	7.77%
17	Jun-06	186,290,000	6.25%	7.77%
18	Jul-06	179,070,000	6.46%	7.77%
19	Aug-06	171,520,000	6.25%	7.77%
20	Sep-06	164,230,000	6.38%	7.77%
21	Oct-06	156,400,000	6.62%	7.77%
22	Nov-06	145,560,000	6.61%	7.77%
23	Dec-06	135,150,000	7.75%	7.77%
24	Jan-07	124,060,000	7.49%	7.77%

Mezzanine & Subordinate Class Interest Rate Cap

	Distribution	Notional	Strike	Ceiling
Period	Month	Balance ($)	Rate (%)	Rate (%)
1	Feb-05	-	-	-
2	Mar-05	176,000,000	6.12%	7.04%
3	Apr-05	176,000,000	5.44%	7.04%
4	May-05	176,000,000	5.65%	7.04%
5	Jun-05	176,000,000	5.44%	7.04%
6	Jul-05	176,000,000	5.66%	7.04%
7	Aug-05	176,000,000	5.45%	7.04%
8	Sep-05	176,000,000	5.45%	7.04%
9	Oct-05	176,000,000	5.68%	7.04%
10	Nov-05	176,000,000	5.46%	7.04%
11	Dec-05	176,000,000	5.68%	7.04%
12	Jan-06	176,000,000	5.47%	7.04%
13	Feb-06	176,000,000	5.47%	7.04%
14	Mar-06	176,000,000	6.16%	7.04%
15	Apr-06	176,000,000	5.48%	7.04%
16	May-06	176,000,000	5.70%	7.04%
17	Jun-06	176,000,000	5.49%	7.04%
18	Jul-06	176,000,000	5.71%	7.04%
19	Aug-06	176,000,000	5.49%	7.04%
20	Sep-06	176,000,000	5.54%	7.04%
21	Oct-06	176,000,000	5.77%	7.04%
22	Nov-06	176,000,000	5.83%	7.04%
23	Dec-06	176,000,000	6.94%	7.04%
24	Jan-07	176,000,000	6.68%	7.04%

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Class A-IO-2 Notional Schedule

	Payment	Notional		One-Month Libor
Period	Date	Balance ($)	*	Strike Rate	**
1	Feb-05	-		-
2	Mar-05	-		-
3	Apr-05	920,000,000		[2.40%]
4	May-05	880,000,000		[2.40%]
5	Jun-05	840,000,000		[2.40%]
6	Jul-05	800,000,000		[2.40%]
7	Aug-05	770,000,000		[2.40%]
8	Sep-05	740,000,000		[2.40%]
9	Oct-05	710,000,000		[2.40%]
10	Nov-05	680,000,000		[2.40%]
11	Dec-05	650,000,000		[2.40%]
12	Jan-06	620,000,000		[2.40%]
13	Feb-06	590,000,000		[2.40%]
14	Mar-06	570,000,000		[2.40%]
15	Apr-06	540,000,000		[2.40%]
16	May-06	520,000,000		[2.40%]
17	Jun-06	500,000,000		[2.40%]
18	Jul-06	480,000,000		[2.40%]
19	Aug-06	460,000,000		[2.40%]
20	Sep-06	440,000,000		[2.40%]
21	Oct-06	420,000,000		[2.40%]
22	Nov-06	400,000,000		[2.40%]
23	Dec-06	380,000,000		[2.40%]
24	Jan-07	370,000,000		[2.40%]
Period 25 and Thereafter		-		-

    *     The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above             and (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

    **   The per annum pass-thru rate to Class A-IO-2 each period shall be the greater of (i) 0.00% and (ii) the excess, if any, of the One-Month Libor Strike Rate for such period (shown above) and the one-month libor rate for such period.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 35.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.  Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,306
Total Outstanding Loan Balance	$1,027,055,165	*	Min	Max
Average Loan Current Balance	$162,870		$4,912	$971,384
Weighted Average Original LTV	81.1%	**
Weighted Average Coupon	7.13%		3.70%	14.00%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	7.70%
Weighted Average Margin	5.92%		2.25%	10.74%
Weighted Average FICO (Non-Zero)	641
Weighted Average Age (Months)	2
% First Liens	97.7%
% Second Liens	2.3%
% Arms	84.5%
% Fixed	15.5%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
3.70 - 5.00	25	6,633,791	0.6	4.74	76.4	688
5.01 - 5.50	99	25,674,622	2.5	5.34	77.4	667
5.51 - 6.00	444	103,337,706	10.1	5.85	78.2	661
6.01 - 6.50	859	183,495,421	17.9	6.31	79.1	655
6.51 - 7.00	1,251	249,682,008	24.3	6.81	80.5	653
7.01 - 7.50	919	164,270,186	16.0	7.29	81.4	640
7.51 - 8.00	779	123,601,507	12.0	7.77	82.7	624
8.01 - 8.50	550	68,222,898	6.6	8.26	84.7	613
8.51 - 9.00	403	44,961,167	4.4	8.75	83.7	597
9.01 - 9.50	213	18,879,569	1.8	9.25	86.6	597
9.51 - 10.00	166	14,249,123	1.4	9.78	83.5	584
10.01 - 10.50	145	7,011,157	0.7	10.26	86.4	600
10.51 - 11.00	95	5,448,334	0.5	10.79	87.1	605
11.01 - 11.50	90	4,600,142	0.4	11.28	87.6	600
11.51 - 12.00	194	4,787,862	0.5	11.72	95.9	595
12.01 - 12.50	20	605,267	0.1	12.28	93.5	610
12.51 - 13.00	10	579,119	0.1	12.90	91.6	595
13.01 - 13.50	8	294,673	0.0	13.08	100.0	620
13.51 - 14.00	36	720,615	0.1	13.71	99.8	594
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	92,170	0.0	10.56	71.3	0
476 - 500	5	677,015	0.1	7.50	77.8	492
501 - 525	143	21,818,368	2.1	8.52	73.5	515
526 - 550	275	39,972,413	3.9	8.06	76.7	540
551 - 575	501	69,158,996	6.7	7.88	79.7	564
576 - 600	886	113,041,265	11.0	7.50	82.1	588
601 - 625	995	144,352,506	14.1	7.14	81.3	613
626 - 650	1,144	191,737,559	18.7	7.03	81.2	638
651 - 675	998	180,602,756	17.6	6.86	81.9	663
676 - 700	645	121,152,180	11.8	6.84	81.9	686
701 - 725	334	70,509,220	6.9	6.71	81.5	711
726 - 750	199	38,021,532	3.7	6.89	81.7	737
751 - 775	125	23,733,524	2.3	6.67	81.6	763
776 - 800	48	10,765,772	1.0	6.62	80.8	784
801 - 805	6	1,419,889	0.1	6.46	76.3	803
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,912 - 50,000	803	24,558,042	2.4	9.93	90.1	625
50,001 - 100,000	1,460	111,101,323	10.8	7.85	81.7	625
100,001 - 150,000	1,381	171,485,924	16.7	7.36	81.2	631
150,001 - 200,000	836	145,713,121	14.2	7.05	80.8	637
200,001 - 250,000	590	132,652,795	12.9	6.98	80.1	639
250,001 - 300,000	414	113,256,551	11.0	6.84	80.6	645
300,001 - 350,000	301	97,525,369	9.5	6.89	81.4	644
350,001 - 400,000	223	83,761,537	8.2	6.68	80.7	658
400,001 - 450,000	113	48,104,863	4.7	6.75	82.4	658
450,001 - 500,000	95	45,466,267	4.4	6.71	79.1	660
500,001 - 550,000	31	16,308,067	1.6	6.72	82.9	659
550,001 - 600,000	32	18,515,379	1.8	6.89	80.5	642
600,001 - 750,000	22	14,444,347	1.4	6.49	80.8	678
750,001 - 800,000	2	1,517,100	0.1	6.27	72.5	650
800,001 - 850,000	2	1,673,096	0.2	7.25	61.5	637
950,001 - 971,384	1	971,384	0.1	6.75	70.0	774
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.290 - 50.000	110	15,083,851	1.5	6.95	43.0	622
50.001 - 55.000	49	7,342,831	0.7	6.89	53.3	619
55.001 - 60.000	74	14,172,557	1.4	7.12	57.7	604
60.001 - 65.000	120	20,936,841	2.0	6.89	63.3	602
65.001 - 70.000	180	33,047,979	3.2	7.05	68.6	612
70.001 - 75.000	266	49,361,772	4.8	7.10	74.0	617
75.001 - 80.000	3,107	566,399,092	55.1	6.87	79.8	653
80.001 - 85.000	489	82,136,131	8.0	7.36	84.3	608
85.001 - 90.000	842	143,039,898	13.9	7.40	89.5	632
90.001 - 95.000	351	57,328,911	5.6	7.47	94.7	654
95.001 - 100.000	718	38,205,303	3.7	9.42	99.9	648
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,629	211,707,047	20.6	7.51	82.7	639
0.50	9	1,944,630	0.2	7.56	82.6	682
1.00	406	82,127,431	8.0	7.20	81.4	650
1.50	2	653,891	0.1	7.22	76.2	703
1.75	26	10,064,638	1.0	6.26	81.9	664
2.00	2,910	527,704,486	51.4	7.02	81.0	639
2.50	2	387,574	0.0	6.91	83.2	707
3.00	1,220	176,238,226	17.2	7.06	79.1	639
4.00	1	74,497	0.0	7.99	90.0	556
5.00	101	16,152,746	1.6	6.76	81.7	679
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,692	534,662,090	52.1	7.06	81.7	627
Reduced	1,187	223,441,765	21.8	7.19	81.7	663
No Income/ No Asset	25	4,777,256	0.5	7.18	72.9	677
Stated Income / Stated Assets	1,402	264,174,055	25.7	7.23	79.6	651
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	5,687	954,650,603	93.0	7.09	81.0	640
Second Home	31	4,516,754	0.4	7.55	81.6	655
Investor	588	67,887,808	6.6	7.73	82.8	659
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	1,302	356,917,770	34.8	6.75	79.0	648
Florida	558	79,025,820	7.7	7.43	82.2	635
Texas	596	55,820,852	5.4	7.78	82.7	624
Illinois	309	54,485,675	5.3	7.24	83.6	651
Nevada	233	48,888,621	4.8	7.04	80.3	640
Arizona	257	35,844,183	3.5	7.15	82.3	642
Washington	216	33,299,123	3.2	6.84	82.9	648
New York	120	29,567,073	2.9	6.98	80.5	677
Oregon	207	28,777,914	2.8	7.05	82.9	647
Michigan	256	27,191,956	2.6	7.86	83.5	622
Ohio	258	25,018,561	2.4	7.45	84.4	630
Massachusetts	98	21,919,303	2.1	7.29	77.9	636
Virginia	139	21,694,498	2.1	7.09	80.5	643
Colorado	136	19,626,747	1.9	7.02	82.9	635
Maryland	86	15,374,136	1.5	7.55	82.4	629
Other	1,535	173,602,933	16.9	7.48	82.4	630
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	3,939	612,954,484	59.7	7.15	82.4	656
Refinance - Rate Term	338	50,729,283	4.9	7.21	81.0	616
Refinance - Cashout	2,029	363,371,398	35.4	7.09	78.8	619
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	23	5,356,473	0.5	7.07	85.6	634
Arm 2/28	4,075	772,104,981	75.2	7.05	81.2	641
Arm 3/27	403	69,355,785	6.8	6.93	80.7	641
Arm 5/25	49	10,794,365	1.1	6.67	80.9	656
Arm 6 Month	46	9,953,012	1.0	6.23	84.4	638
Fixed Rate	1,710	159,490,549	15.5	7.70	80.3	640
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,893	760,623,052	74.1	7.13	81.1	638
PUD	665	131,153,077	12.8	7.02	81.5	644
Condo	360	57,175,515	5.6	7.13	81.2	652
2 Family	281	53,022,820	5.2	7.18	80.9	658
3-4 Family	107	25,080,701	2.4	7.58	79.4	667
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	101	29,326,968	3.4	6.50	80.5	663
4.01 - 4.50	164	37,971,120	4.4	5.98	80.8	659
4.51 - 5.00	419	88,308,415	10.2	6.33	80.6	661
5.01 - 5.50	913	173,755,012	20.0	6.78	80.7	653
5.51 - 6.00	932	193,200,862	22.3	6.85	81.4	644
6.01 - 6.50	659	116,786,182	13.5	7.10	81.4	647
6.51 - 7.00	697	127,949,591	14.7	7.46	80.8	624
7.01 - 7.50	301	48,500,389	5.6	7.90	83.2	612
7.51 - 8.00	212	29,875,699	3.4	8.38	84.8	601
8.01 - 8.50	84	10,800,256	1.2	8.88	82.0	581
8.51 - 9.00	76	7,865,339	0.9	9.52	83.0	576
9.01 - 9.50	29	2,379,423	0.3	9.96	80.4	563
9.51 - 10.00	4	397,111	0.0	10.84	69.6	544
10.01 - 10.50	3	302,461	0.0	11.62	67.6	534
10.51 - 10.74	2	145,787	0.0	11.15	43.5	539
Total:	4,596	867,564,616	100.0	7.03	81.2	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1- 3	8	2,095,395	0.2	5.72	86.3	660
4 - 6	39	7,955,556	0.9	6.38	83.7	631
7 - 9	1	235,600	0.0	6.86	80.0	666
10 - 12	23	5,210,086	0.6	7.12	86.0	633
13 - 15	3	935,364	0.1	8.03	81.1	568
16 - 18	31	6,907,874	0.8	6.98	78.9	678
19 - 21	981	223,685,659	25.8	6.89	81.5	666
22 - 24	3,058	540,388,932	62.3	7.12	81.2	631
25 - 27	2	339,873	0.0	6.33	90.0	660
28 - 30	13	2,328,597	0.3	6.57	83.0	655
31 - 33	110	20,465,782	2.4	6.91	81.9	665
34 - 36	278	46,221,534	5.3	6.96	79.9	629
37 - 60	49	10,794,365	1.2	6.67	80.9	656
Total:	4,596	867,564,616	100.0	7.03	81.2	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
8.88 - 9.50	1	226,500	0.0	5.88	89.9	664
9.51 - 11.50	88	19,016,464	2.2	5.82	76.9	658
11.51 - 12.00	206	45,198,280	5.2	6.01	79.1	648
12.01 - 12.50	305	68,543,356	7.9	6.18	79.2	656
12.51 - 13.00	560	133,459,782	15.4	6.42	80.4	652
13.01 - 13.50	723	153,069,063	17.6	6.63	80.9	648
13.51 - 14.00	898	180,640,903	20.8	7.00	81.1	649
14.01 - 14.50	595	104,325,532	12.0	7.46	83.2	644
14.51 - 15.00	482	74,589,622	8.6	7.92	83.2	620
15.01 - 15.50	314	38,887,789	4.5	8.36	85.1	608
15.51 - 16.00	222	27,168,372	3.1	8.82	83.2	595
16.01 - 16.50	78	8,939,466	1.0	9.36	84.1	576
16.51 - 17.00	76	8,573,020	1.0	9.88	79.4	569
17.01 - 17.50	30	2,805,276	0.3	10.43	74.4	547
17.51 - 18.00	7	831,043	0.1	10.85	71.9	536
18.01 - 18.85	11	1,290,148	0.1	11.40	63.9	538
Total:	4,596	867,564,616	100.0	7.03	81.2	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	43	9,045,346	1.0	6.48	82.7	643
4.51 - 5.50	222	48,427,998	5.6	5.98	80.1	659
5.51 - 6.00	373	90,705,397	10.5	5.90	79.6	657
6.01 - 6.50	703	154,989,618	17.9	6.34	80.0	656
6.51 - 7.00	1,029	217,121,931	25.0	6.82	80.7	653
7.01 - 7.50	708	133,356,069	15.4	7.31	81.9	641
7.51 - 8.00	590	101,315,216	11.7	7.78	82.9	621
8.01 - 8.50	395	50,813,885	5.9	8.28	85.3	610
8.51 - 9.00	270	34,945,610	4.0	8.76	83.0	594
9.01 - 9.50	106	11,550,885	1.3	9.28	85.6	579
9.51 - 10.00	98	10,023,774	1.2	9.81	80.1	571
10.01 - 10.50	36	2,872,559	0.3	10.30	76.6	556
10.51 - 11.00	11	1,067,681	0.1	10.84	68.2	538
11.01 - 11.50	7	872,129	0.1	11.27	63.8	544
11.51 - 11.85	5	456,519	0.1	11.69	64.5	526
Total:	4,596	867,564,616	100.0	7.03	81.2	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	34	6,328,326	0.7	5.74	84.5	647
1.50	612	130,600,915	15.1	6.80	81.2	676
2.00	286	79,326,236	9.1	6.72	81.9	652
3.00	3,662	650,997,590	75.0	7.13	81.1	633
5.00	2	311,549	0.0	6.08	80.0	741
Total:	4,596	867,564,616	100.0	7.03	81.2	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,927	524,656,723	60.5	7.06	81.4	638
1.50	1,269	255,561,944	29.5	6.89	81.6	659
2.00	400	87,345,950	10.1	7.24	79.6	608
Total:	4,596	867,564,616	100.0	7.03	81.2	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,802	658,088,893	64.1	7.40	81.2	628
24	666	150,740,741	14.7	6.60	81.6	658
36	41	8,391,918	0.8	6.58	80.9	667
60	797	209,833,614	20.4	6.69	80.5	668
Total:	6,306	1,027,055,165	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 35.5% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,501
Total Outstanding Loan Balance	$655,070,632	*	Min	Max
Average Loan Current Balance	$145,539		$4,912	$544,000
Weighted Average Original LTV	81.1%	**
Weighted Average Coupon	7.14%		3.70%	14.00%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	7.69%
Weighted Average Margin	5.90%		2.25%	10.36%
Weighted Average FICO (Non-Zero)	641
Weighted Average Age (Months)	2
% First Liens	97.8%
% Second Liens	2.2%
% Arms	84.4%
% Fixed	15.6%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$637,136,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
3.70 - 5.00	19	3,949,544	0.6	4.63	74.9	670
5.01 - 5.50	65	13,901,356	2.1	5.33	76.8	659
5.51 - 6.00	317	61,806,911	9.4	5.84	77.5	657
6.01 - 6.50	646	119,743,580	18.3	6.31	78.8	652
6.51 - 7.00	960	165,642,970	25.3	6.80	80.2	652
7.01 - 7.50	639	106,194,854	16.2	7.28	81.7	642
7.51 - 8.00	521	76,573,553	11.7	7.78	82.8	628
8.01 - 8.50	364	43,443,462	6.6	8.28	84.9	618
8.51 - 9.00	280	28,560,516	4.4	8.76	84.9	605
9.01 - 9.50	137	11,193,090	1.7	9.24	87.3	598
9.51 - 10.00	106	8,681,301	1.3	9.80	84.9	590
10.01 - 10.50	108	4,719,051	0.7	10.26	87.7	605
10.51 - 11.00	65	2,801,517	0.4	10.79	91.6	611
11.01 - 11.50	53	2,538,498	0.4	11.26	84.7	596
11.51 - 12.00	173	3,808,467	0.6	11.72	97.6	596
12.01 - 12.50	14	464,087	0.1	12.28	95.7	619
12.51 - 13.00	8	382,483	0.1	12.98	87.2	579
13.01 - 13.50	7	214,747	0.0	13.09	100.0	618
13.51 - 14.00	19	450,644	0.1	13.73	100.0	598
Total:	4,501	655,070,632	100.0	7.14	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	52,407	0.0	10.95	64.7	0
476 - 500	5	677,015	0.1	7.50	77.8	492
501 - 525	69	10,111,118	1.5	8.47	74.3	515
526 - 550	186	24,480,479	3.7	8.00	77.0	541
551 - 575	350	45,835,862	7.0	7.86	79.5	564
576 - 600	599	71,896,168	11.0	7.39	81.6	588
601 - 625	746	98,124,701	15.0	7.18	81.1	613
626 - 650	828	119,687,283	18.3	7.02	81.1	638
651 - 675	752	121,718,701	18.6	6.90	81.9	663
676 - 700	440	72,445,609	11.1	6.85	82.0	686
701 - 725	239	42,771,754	6.5	6.79	81.5	712
726 - 750	155	25,388,146	3.9	6.96	82.0	736
751 - 775	92	14,851,062	2.3	6.74	82.6	762
776 - 800	34	6,089,105	0.9	6.77	79.2	786
801 - 805	5	941,223	0.1	6.49	74.4	802
Total:	4,501	655,070,632	100.0	7.14	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,912 - 50,000	626	18,619,593	2.8	10.01	91.8	630
50,001 - 100,000	1,019	77,427,552	11.8	7.70	81.1	626
100,001 - 150,000	1,022	127,092,841	19.4	7.24	81.1	635
150,001 - 200,000	676	118,134,236	18.0	6.97	80.7	642
200,001 - 250,000	484	108,825,545	16.6	6.87	80.0	644
250,001 - 300,000	352	96,407,904	14.7	6.80	80.6	647
300,001 - 350,000	260	84,308,226	12.9	6.84	81.2	645
350,001 - 400,000	43	15,637,134	2.4	6.74	81.7	670
400,001 - 450,000	11	4,711,498	0.7	7.25	81.0	689
450,001 - 500,000	6	2,840,104	0.4	6.80	77.2	703
500,001 - 544,000	2	1,066,000	0.2	7.62	86.1	618
Total:	4,501	655,070,632	100.0	7.14	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.29 - 50.000	77	10,127,308	1.5	6.81	41.8	622
50.001 - 55.000	37	5,562,256	0.8	6.64	53.4	629
55.001 - 60.000	50	8,517,930	1.3	7.27	57.9	599
60.001 - 65.000	86	14,085,004	2.2	6.67	63.3	603
65.001 - 70.000	114	18,861,504	2.9	6.89	68.4	607
70.001 - 75.000	144	22,681,123	3.5	6.90	73.9	613
75.001 - 80.000	2,299	377,283,241	57.6	6.89	79.9	653
80.001 - 85.000	331	50,444,926	7.7	7.38	84.3	607
85.001 - 90.000	564	85,270,641	13.0	7.45	89.5	631
90.001 - 95.000	260	39,060,546	6.0	7.57	94.7	653
95.001 - 100.000	539	23,176,153	3.5	9.66	99.9	644
Total:	4,501	655,070,632	100.0	7.14	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,231	143,565,505	21.9	7.52	82.6	643
0.50	8	1,414,910	0.2	7.58	79.9	685
1.00	283	48,326,338	7.4	7.29	82.1	654
1.50	1	160,000	0.0	6.38	80.0	720
1.75	13	3,526,340	0.5	6.46	80.6	656
2.00	2,067	334,034,022	51.0	7.00	81.2	639
2.50	2	387,574	0.1	6.91	83.2	707
3.00	896	123,655,944	18.9	7.01	78.7	639
Total:	4,501	655,070,632	100.0	7.14	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,636	340,168,097	51.9	7.11	81.5	624
Reduced	847	141,581,064	21.6	7.19	82.2	665
No Income/ No Asset	16	2,542,674	0.4	7.27	71.1	650
Stated Income / Stated Assets	1,002	170,778,797	26.1	7.13	79.4	655
Total:	4,501	655,070,632	100.0	7.14	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,128	609,909,524	93.1	7.10	80.9	639
Second Home	22	3,444,568	0.5	7.49	81.7	666
Investor	351	41,716,540	6.4	7.63	84.1	665
Total:	4,501	655,070,632	100.0	7.14	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	899	205,437,811	31.4	6.74	78.2	645
Florida	425	53,195,952	8.1	7.45	82.3	634
Texas	475	41,735,689	6.4	7.69	82.6	625
Illinois	221	36,967,903	5.6	7.23	83.1	657
Nevada	158	30,588,786	4.7	7.04	81.1	646
Arizona	177	24,088,972	3.7	7.08	82.7	647
Washington	159	24,050,332	3.7	6.81	83.0	650
Michigan	186	19,492,300	3.0	7.88	84.1	624
Ohio	186	17,919,252	2.7	7.38	84.2	630
Massachusetts	81	17,793,314	2.7	7.29	78.9	639
Oregon	137	17,303,176	2.6	6.95	82.5	655
New York	75	16,254,138	2.5	6.98	80.4	683
Colorado	105	15,423,967	2.4	6.97	82.5	639
Virginia	97	13,003,943	2.0	7.10	80.8	650
Minnesota	72	10,762,429	1.6	6.90	80.8	627
Other	1,048	111,052,668	17.0	7.50	82.8	630
Total:	4,501	655,070,632	100.0	7.14	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,853	396,892,901	60.6	7.18	82.8	656
Refinance - Rate Term	179	25,743,445	3.9	7.18	80.6	624
Refinance - Cashout	1,469	232,434,286	35.5	7.05	78.3	618
Total:	4,501	655,070,632	100.0	7.14	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	4	968,461	0.1	6.79	75.8	601
Arm 2/28	2,940	495,254,889	75.6	7.06	81.4	642
Arm 3/27	291	44,272,403	6.8	6.99	81.0	644
Arm 5/25	39	6,545,262	1.0	6.70	80.6	653
Arm 6 Month	32	6,113,378	0.9	5.90	84.1	646
Fixed Rate	1,195	101,916,238	15.6	7.69	79.4	632
Total:	4,501	655,070,632	100.0	7.14	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,517	481,407,684	73.5	7.16	81.0	637
PUD	434	72,382,788	11.0	7.00	82.0	643
Condo	276	43,312,044	6.6	7.04	81.4	653
2 Family	191	37,844,451	5.8	7.04	80.9	662
3-4 Family	83	20,123,665	3.1	7.52	80.9	671
Total:	4,501	655,070,632	100.0	7.14	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	66	14,726,889	2.7	6.60	80.5	660
4.01 - 4.50	127	24,778,724	4.5	6.00	80.9	654
4.51 - 5.00	342	61,555,161	11.1	6.35	80.6	658
5.01 - 5.50	717	121,254,023	21.9	6.77	80.6	651
5.51 - 6.00	613	112,877,248	20.4	6.83	80.8	650
6.01 - 6.50	515	82,466,911	14.9	7.19	81.6	644
6.51 - 7.00	429	70,128,555	12.7	7.39	82.0	631
7.01 - 7.50	206	29,908,944	5.4	7.95	84.1	618
7.51 - 8.00	152	20,560,280	3.7	8.43	85.2	603
8.01 - 8.50	59	7,380,053	1.3	8.86	82.3	582
8.51 - 9.00	49	5,008,281	0.9	9.62	83.1	576
9.01 - 9.50	24	1,809,753	0.3	9.99	81.8	566
9.51 - 10.00	4	397,111	0.1	10.84	69.6	544
10.01 - 10.36	3	302,461	0.1	11.62	67.6	534
Total:	3,306	553,154,394	100.0	7.03	81.4	643

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	5	1,324,096	0.2	5.70	87.8	672
4 - 6	28	4,887,221	0.9	5.98	82.9	637
7 - 9	1	235,600	0.0	6.86	80.0	666
10 -12	3	732,861	0.1	6.76	74.4	580
13 - 15	2	348,579	0.1	7.82	74.6	535
16 - 18	19	3,324,187	0.6	6.95	80.5	662
19 - 21	676	128,836,270	23.3	6.94	81.8	665
22 - 24	2,242	362,647,914	65.6	7.10	81.3	634
25 - 27	1	269,982	0.0	5.99	90.0	663
28 - 30	10	1,346,728	0.2	6.42	85.1	659
31 - 33	85	14,454,313	2.6	6.92	81.7	675
34 - 36	195	28,201,380	5.1	7.06	80.3	627
37 - 60	39	6,545,262	1.2	6.70	80.6	653
Total:	3,306	553,154,394	100.0	7.03	81.4	643

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
8.88 - 9.50	1	226,500	0.0	5.88	89.9	664
9.51 - 11.50	64	13,243,385	2.4	5.82	76.8	660
11.51 - 12.00	142	26,538,850	4.8	6.02	78.9	642
12.01 - 12.50	219	42,889,319	7.8	6.24	79.3	649
12.51 - 13.00	383	75,653,273	13.7	6.39	80.6	650
13.01 - 13.50	524	97,263,995	17.6	6.62	80.8	649
13.51 - 14.00	698	122,392,005	22.1	6.97	81.0	649
14.01 - 14.50	444	70,959,619	12.8	7.45	83.2	646
14.51 - 15.00	329	47,298,654	8.6	7.91	83.5	632
15.01 - 15.50	228	26,570,894	4.8	8.35	85.0	615
15.51 - 16.00	146	16,294,489	2.9	8.81	84.3	608
16.01 - 16.50	49	5,799,417	1.0	9.34	86.0	586
16.51 - 17.00	48	5,399,383	1.0	9.87	82.3	579
17.01 - 17.50	21	1,623,710	0.3	10.47	75.7	557
17.51 - 18.00	3	239,993	0.0	10.72	73.1	585
18.01 - 18.85	7	760,908	0.1	11.43	62.2	529
Total:	3,306	553,154,394	100.0	7.03	81.4	643

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	39	7,765,723	1.4	6.51	82.7	637
4.51 - 5.50	174	32,679,477	5.9	6.14	80.0	650
5.51 - 6.00	254	50,090,464	9.1	5.90	79.3	654
6.01 - 6.50	527	99,239,166	17.9	6.36	80.0	653
6.51 - 7.00	787	142,470,130	25.8	6.81	80.5	653
7.01 - 7.50	513	89,029,953	16.1	7.30	82.1	645
7.51 - 8.00	391	60,803,866	11.0	7.78	83.5	629
8.01 - 8.50	279	33,827,973	6.1	8.27	84.9	619
8.51 - 9.00	181	21,383,601	3.9	8.75	84.3	605
9.01 - 9.50	66	7,096,085	1.3	9.25	87.0	582
9.51 - 10.00	62	6,261,481	1.1	9.81	82.3	581
10.01 - 10.50	22	1,460,607	0.3	10.24	80.0	573
10.51 - 11.00	4	284,961	0.1	10.76	73.4	582
11.01 - 11.50	5	528,397	0.1	11.28	61.5	531
11.51 - 11.85	2	232,510	0.0	11.79	63.8	524
Total:	3,306	553,154,394	100.0	7.03	81.4	643

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	30	5,723,378	1.0	5.80	85.0	648
1.50	438	82,436,076	14.9	6.80	81.5	680
2.00	191	43,097,442	7.8	6.77	81.6	652
3.00	2,646	421,753,497	76.2	7.12	81.3	634
5.00	1	144,000	0.0	6.75	80.0	735
Total:	3,306	553,154,394	100.0	7.03	81.4	643

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,234	356,957,420	64.5	7.09	81.6	636
1.50	956	168,142,196	30.4	6.97	81.5	659
2.00	116	28,054,779	5.1	6.64	77.7	624
Total:	3,306	553,154,394	100.0	7.03	81.4	643

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,354	422,559,145	64.5	7.37	81.1	630
24	557	107,555,944	16.4	6.66	81.4	656
36	36	6,134,418	0.9	6.64	80.3	659
60	554	118,821,125	18.1	6.75	80.9	667
Total:	4,501	655,070,632	100.0	7.14	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,805
Total Outstanding Loan Balance	$371,984,533	*	Min	Max
Average Loan Current Balance	$206,086		$8,448	$971,384
Weighted Average Original LTV	81.1%	**
Weighted Average Coupon	7.13%		4.50%	13.69%
Arm Weighted Average Coupon	7.02%
Fixed Weighted Average Coupon	7.72%
Weighted Average Margin	5.95%		2.25%	10.74%
Weighted Average FICO (Non-Zero)	641
Weighted Average Age (Months)	2
% First Liens	97.7%
% Second Liens	2.3%
% Arms	84.5%
% Fixed	15.5%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$362,864,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.50 - 5.00	6	2,684,248	0.7	4.91	78.5	715
5.01 - 5.50	34	11,773,267	3.2	5.35	78.2	676
5.51 - 6.00	127	41,530,795	11.2	5.86	79.4	667
6.01 - 6.50	213	63,751,840	17.1	6.31	79.6	660
6.51 - 7.00	291	84,039,038	22.6	6.83	81.0	656
7.01 - 7.50	280	58,075,332	15.6	7.30	80.8	638
7.51 - 8.00	258	47,027,954	12.6	7.75	82.6	619
8.01 - 8.50	186	24,779,436	6.7	8.23	84.3	603
8.51 - 9.00	123	16,400,651	4.4	8.72	81.6	584
9.01 - 9.50	76	7,686,479	2.1	9.26	85.7	596
9.51 - 10.00	60	5,567,821	1.5	9.75	81.3	573
10.01 - 10.50	37	2,292,105	0.6	10.27	83.7	589
10.51 - 11.00	30	2,646,816	0.7	10.78	82.4	599
11.01 - 11.50	37	2,061,643	0.6	11.30	91.2	604
11.51 - 12.00	21	979,395	0.3	11.73	89.5	590
12.01 - 12.50	6	141,180	0.0	12.26	86.0	580
12.51 - 13.00	2	196,636	0.1	12.74	100.0	627
13.01 - 13.50	1	79,926	0.0	13.03	100.0	628
13.51 - 13.69	17	269,971	0.1	13.69	99.6	587
Total:	1,805	371,984,533	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	39,763	0.0	10.05	80.0	0
501 - 525	74	11,707,250	3.1	8.57	72.9	515
526 - 550	89	15,491,935	4.2	8.16	76.3	538
551 - 575	151	23,323,134	6.3	7.93	80.1	565
576 - 600	287	41,145,098	11.1	7.69	83.1	588
601 - 625	249	46,227,806	12.4	7.04	81.5	614
626 - 650	316	72,050,276	19.4	7.04	81.4	638
651 - 675	246	58,884,055	15.8	6.79	81.9	663
676 - 700	205	48,706,571	13.1	6.83	81.7	687
701 - 725	95	27,737,466	7.5	6.58	81.5	710
726 - 750	44	12,633,386	3.4	6.74	81.1	738
751 - 775	33	8,882,462	2.4	6.56	79.9	763
776 - 800	14	4,676,667	1.3	6.42	83.0	783
801 - 804	1	478,666	0.1	6.40	80.0	804
Total:	1,805	371,984,533	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
8,448 - 50,000	177	5,938,449	1.6	9.71	85.0	609
50,001 - 100,000	441	33,673,772	9.1	8.18	83.1	624
100,001 - 150,000	359	44,393,083	11.9	7.69	81.4	617
150,001 - 200,000	160	27,578,885	7.4	7.39	81.4	616
200,001 - 250,000	106	23,827,250	6.4	7.44	80.7	615
250,001 - 300,000	62	16,848,646	4.5	7.10	80.8	634
300,001 - 350,000	41	13,217,144	3.6	7.21	82.5	636
350,001 - 400,000	180	68,124,403	18.3	6.67	80.5	656
400,001 - 450,000	102	43,393,366	11.7	6.70	82.5	654
450,001 - 500,000	89	42,626,163	11.5	6.71	79.3	657
500,001 - 550,000	29	15,242,067	4.1	6.66	82.7	662
550,001 - 600,000	32	18,515,379	5.0	6.89	80.5	642
600,001 - 750,000	22	14,444,347	3.9	6.49	80.8	678
750,001 - 800,000	2	1,517,100	0.4	6.27	72.5	650
800,001 - 850,000	2	1,673,096	0.4	7.25	61.5	637
950,001 - 971,384	1	971,384	0.3	6.75	70.0	774
Total:	1,805	371,984,533	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
28.930 - 50.000	33	4,956,542	1.3	7.24	45.4	621
50.001 - 55.000	12	1,780,576	0.5	7.65	53.0	588
55.001 - 60.000	24	5,654,627	1.5	6.89	57.4	613
60.001 - 65.000	34	6,851,837	1.8	7.34	63.3	600
65.001 - 70.000	66	14,186,474	3.8	7.27	68.8	618
70.001 - 75.000	122	26,680,649	7.2	7.27	74.0	620
75.001 - 80.000	808	189,115,851	50.8	6.83	79.7	654
80.001 - 85.000	158	31,691,206	8.5	7.34	84.2	610
85.001 - 90.000	278	57,769,257	15.5	7.33	89.5	634
90.001 - 95.000	91	18,268,365	4.9	7.26	94.6	655
95.001 - 100.000	179	15,029,150	4.0	9.05	99.9	654
Total:	1,805	371,984,533	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	398	68,141,542	18.3	7.50	82.9	632
0.50	1	529,721	0.1	7.50	90.0	672
1.00	123	33,801,093	9.1	7.07	80.4	644
1.50	1	493,891	0.1	7.50	75.0	698
1.75	13	6,538,299	1.8	6.15	82.6	669
2.00	843	193,670,463	52.1	7.06	80.8	640
3.00	324	52,582,282	14.1	7.18	80.2	639
4.00	1	74,497	0.0	7.99	90.0	556
5.00	101	16,152,746	4.3	6.76	81.7	679
Total:	1,805	371,984,533	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,056	194,493,993	52.3	6.97	81.9	631
Reduced	340	81,860,701	22.0	7.19	80.8	660
No Income/ No Asset	9	2,234,582	0.6	7.07	75.0	707
Stated Income / Stated Assets	400	93,395,257	25.1	7.42	79.9	642
Total:	1,805	371,984,533	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,559	344,741,079	92.7	7.07	81.2	640
Second Home	9	1,072,186	0.3	7.73	81.0	618
Investor	237	26,171,268	7.0	7.90	80.8	651
Total:	1,805	371,984,533	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	403	151,479,958	40.7	6.76	80.0	653
Florida	133	25,829,868	6.9	7.40	81.9	637
Nevada	75	18,299,835	4.9	7.05	79.0	628
Illinois	88	17,517,772	4.7	7.25	84.7	638
Georgia	118	14,711,771	4.0	7.62	83.3	626
Texas	121	14,085,163	3.8	8.02	83.2	619
New York	45	13,312,935	3.6	6.99	80.7	669
Arizona	80	11,755,211	3.2	7.28	81.5	632
Oregon	70	11,474,739	3.1	7.19	83.5	634
Washington	57	9,248,790	2.5	6.94	82.6	644
Virginia	42	8,690,555	2.3	7.09	80.0	631
Michigan	70	7,699,655	2.1	7.83	81.9	616
Ohio	72	7,099,310	1.9	7.62	84.9	627
Maryland	32	6,347,801	1.7	7.66	82.7	620
North Carolina	22	4,295,773	1.2	7.51	73.6	671
Other	377	50,135,396	13.5	7.48	81.5	626
Total:	1,805	371,984,533	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,086	216,061,583	58.1	7.10	81.9	657
Refinance - Rate Term	159	24,985,838	6.7	7.24	81.5	607
Refinance - Cashout	560	130,937,112	35.2	7.16	79.8	621
Total:	1,805	371,984,533	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	19	4,388,012	1.2	7.14	87.8	642
Arm 2/28	1,135	276,850,092	74.4	7.05	80.9	639
Arm 3/27	112	25,083,382	6.7	6.81	80.1	636
Arm 5/25	10	4,249,102	1.1	6.61	81.4	662
Arm 6 Month	14	3,839,634	1.0	6.77	84.7	625
Fixed Rate	515	57,574,311	15.5	7.72	81.8	653
Total:	1,805	371,984,533	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,376	279,215,368	75.1	7.10	81.4	639
PUD	231	58,770,288	15.8	7.05	80.8	644
2 Family	90	15,178,369	4.1	7.53	81.1	649
Condo	84	13,863,472	3.7	7.43	80.5	648
3-4 Family	24	4,957,036	1.3	7.82	73.4	653
Total:	1,805	371,984,533	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	35	14,600,080	4.6	6.41	80.6	667
4.01 - 4.50	37	13,192,396	4.2	5.95	80.7	667
4.51 - 5.00	77	26,753,254	8.5	6.28	80.5	668
5.01 - 5.50	196	52,500,989	16.7	6.79	80.9	657
5.51 - 6.00	319	80,323,615	25.5	6.87	82.1	636
6.01 - 6.50	144	34,319,271	10.9	6.89	80.9	654
6.51 - 7.00	268	57,821,036	18.4	7.55	79.4	616
7.01 - 7.50	95	18,591,444	5.9	7.81	81.9	603
7.51 - 8.00	60	9,315,419	3.0	8.27	83.8	599
8.01 - 8.50	25	3,420,203	1.1	8.93	81.3	579
8.51 - 9.00	27	2,857,058	0.9	9.34	82.7	576
9.01 - 9.50	5	569,671	0.2	9.89	76.0	553
10.51 - 10.74	2	145,787	0.0	11.15	43.5	539
Total:	1,290	314,410,222	100.0	7.02	81.0	639

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 -3	3	771,299	0.2	5.74	83.6	639
4 -6	11	3,068,335	1.0	7.03	85.0	622
10 -12	20	4,477,225	1.4	7.17	87.9	642
13 - 15	1	586,786	0.2	8.15	85.0	588
16 - 18	12	3,583,687	1.1	7.01	77.4	692
19 - 21	305	94,849,389	30.2	6.83	81.1	667
22 - 24	816	177,741,018	56.5	7.17	80.9	623
25 - 27	1	69,890	0.0	7.63	90.0	650
28 - 30	3	981,868	0.3	6.78	80.0	650
31 - 33	25	6,011,469	1.9	6.86	82.4	643
34 - 36	83	18,020,154	5.7	6.80	79.3	633
37 - 60	10	4,249,102	1.4	6.61	81.4	662
Total:	1,290	314,410,222	100.0	7.02	81.0	639

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	24	5,773,079	1.8	5.82	77.0	654
11.51 - 12.00	64	18,659,430	5.9	6.00	79.5	657
12.01 - 12.50	86	25,654,037	8.2	6.10	78.9	667
12.51 - 13.00	177	57,806,509	18.4	6.44	80.1	653
13.01 - 13.50	199	55,805,068	17.7	6.65	81.1	647
13.51 - 14.00	200	58,248,898	18.5	7.07	81.4	649
14.01 - 14.50	151	33,365,913	10.6	7.48	83.1	640
14.51 - 15.00	153	27,290,968	8.7	7.93	82.7	599
15.01 - 15.50	86	12,316,895	3.9	8.37	85.1	592
15.51 - 16.00	76	10,873,883	3.5	8.84	81.5	576
16.01 - 16.50	29	3,140,049	1.0	9.40	80.7	557
16.51 - 17.00	28	3,173,638	1.0	9.90	74.6	552
17.01 - 17.50	9	1,181,567	0.4	10.36	72.6	533
17.51 - 18.00	4	591,050	0.2	10.91	71.4	520
18.01- 18.550	4	529,240	0.2	11.36	66.4	551
Total:	1,290	314,410,222	100.0	7.02	81.0	639

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	4	1,279,623	0.4	6.30	82.9	682
4.51 - 5.50	48	15,748,522	5.0	5.63	80.1	679
5.51 - 6.00	119	40,614,934	12.9	5.91	79.9	661
6.01 - 6.50	176	55,750,452	17.7	6.33	80.0	662
6.51 - 7.00	242	74,651,801	23.7	6.84	81.0	653
7.01 - 7.50	195	44,326,115	14.1	7.34	81.5	633
7.51 - 8.00	199	40,511,350	12.9	7.78	82.0	609
8.01 - 8.50	116	16,985,913	5.4	8.30	85.9	593
8.51 - 9.00	89	13,562,009	4.3	8.77	81.0	577
9.01 - 9.50	40	4,454,800	1.4	9.31	83.5	574
9.51 - 10.00	36	3,762,292	1.2	9.80	76.3	555
10.01 - 10.50	14	1,411,952	0.4	10.37	73.1	537
10.51 - 11.00	7	782,720	0.2	10.87	66.3	525
11.01 - 11.50	2	343,731	0.1	11.25	67.4	563
11.51 - 11.70	3	224,008	0.1	11.59	65.2	529
Total:	1,290	314,410,222	100.0	7.02	81.0	639

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4	604,948	0.2	5.10	80.0	639
1.50	174	48,164,838	15.3	6.78	80.7	668
2.00	95	36,228,793	11.5	6.66	82.2	651
3.00	1,016	229,244,093	72.9	7.14	80.9	631
5.00	1	167,549	0.1	5.50	80.0	746
Total:	1,290	314,410,222	100.0	7.02	81.0	639

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	693	167,699,303	53.3	7.00	80.8	642
1.50	313	87,419,748	27.8	6.73	81.7	659
2.00	284	59,291,172	18.9	7.52	80.5	601
Total:	1,290	314,410,222	100.0	7.02	81.0	639

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,448	235,529,748	63.3	7.46	81.4	626
24	109	43,184,797	11.6	6.43	82.1	661
36	5	2,257,500	0.6	6.41	82.3	689
60	243	91,012,489	24.5	6.62	79.9	669
Total:	1,805	371,984,533	100.0	7.13	81.1	641

    *     Note, for second liens, CLTV is employed in this calculation.